© 2022 COLUMBUS McKINNON CORPORATION Investor Presentation May 2022 1 Gregory P. Rustowicz Senior Vice President Finance and Chief Financial Officer David J. Wilson President and Chief Executive Officer

© 2022 COLUMBUS McKINNON CORPORATION 2 Safe Harbor Statement These slides, and the accompanying oral discussion (together, this “presentation”), contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning: future sales, earnings and plans; the success of the Dorner Mfg. Corp. (“Dorner”) and Garvey Corporation (“Garvey”) acquisitions, achievement of cost and revenue synergies and the amount of such synergies and integration costs; the ability of the Company to achieve market success and earnings per share accretion expectations; the ability of the Company to employ the Columbus McKinnon Business System to drive profitability and to grow the business with its Blueprint for Growth 2.0 strategy, involve known and unknown risks, and are based upon current information and expectations. Actual results may differ materially from those anticipated if the information on which those estimates were based ultimately proves to be incorrect or as a result of certain risks and uncertainties that could cause our actual results to differ materially from the results expressed or implied by such statements, including the integration of recent acquisitions into the Company to achieve cost and revenue synergies, the ability of the Company and its recent acquisitions to achieve revenue expectations, global economic and business conditions including the impact of COVID-19, conditions affecting the industries served by us and our subsidiaries, conditions affecting our customers and suppliers, competitor responses to our products and services, the overall market acceptance of such products and services, facility consolidations and other restructurings, the ability to expand into new markets and geographic regions, foreign currency fluctuations, and other factors disclosed in our periodic reports filed with the Securities and Exchange Commission. Consequently, such forward-looking statements should be regarded as our current plans, estimates and beliefs. Except as required by applicable law, we do not undertake and specifically decline any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. Non-GAAP Financial Measures This presentation will discuss some non-GAAP (“adjusted”) financial measures which we believe are useful in evaluating our performance. You should not consider the presentation of this additional information in isolation or as a substitute for results compared in accordance with GAAP. The non-GAAP (“adjusted”) measures are noted and reconciliations of comparable GAAP with non-GAAP measures can be found in tables included in the Supplemental Information portion of this presentation.

Intelligent Motion Solutions for Material Handling

Columbus McKinnon (Nasdaq: CMCO)

Transforming from a legacy cyclical industrial company to a top-tier, secular growth, intelligent motion solutions company

Strategic priorities

- Strengthen the core lifting platform
- Invest in high-growth, high margin platforms
- Increase exposure to high growth, secular end markets
- Achieve top-tier performance utilizing CMBS and growth framework

Highly relevant, professional-grade solutions for solving customers' critical material handling requirements

#1 U.S. hoist provider and #2 largest global hoist company

Market leader in North America in precision conveyance

Financial & Market Data[1]

$907M	$0.9B
Revenue	Market Cap.

Product Mix[2]



10%
Linear Motion
13%
Automation
16%
Conveying Solutions
61%
Lifting Solutions

Seasoned leader with extensive history of safely, efficiently and ergonomically moving materials

(1) Market data as of 5/23/2022 (Source: S&P Capital IQ); Financial data represents fiscal year ended March 31, 2022
(2) Product mix data represents fiscal year ended March 31, 2022

© 2022 COLUMBUS McKINNON CORPORATION

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© 2022 COLUMBUS McKINNON CORPORATION 4 Blueprint for Growth 2.0 Business System and Core Growth Framework Transform CMCO Strategy evolves Columbus McKinnon into a high value, intelligent motion enterprise

© 2022 COLUMBUS McKINNON CORPORATION 5 Columbus McKinnon Business System (CMBS) enables top-tier performance and scalability Columbus McKinnon Business System 8. Operations 9. Finance 10. Digitization 6. Commercial / Selling 7. Product Development 1. People & Values 2. Strategic Planning 3. Marketing 4. Product Management 5. M&A Core Competencies Defined To Drive Performance

© 2022 COLUMBUS McKINNON CORPORATION 6 CMBS framework provides repeatable, sustainable enterprise-wide processes CMBS Cascading Tiers Playbook for Standard Work and Processes Level 1 Strategic Framework (4) Level 3 Key Processes (65) Level 4 Sub-Processes (270) • Commercial / Selling • Customer Experience • Commercial 80/20 • Selling Process • Aftermarket • Pipeline Management • Customer List Simplification • Target Selling • Raving Fans Level 2 Core Competencies (10)

© 2022 COLUMBUS McKINNON CORPORATION 7 Our Core Growth Framework Providing a clear path to organic and strategic growth initiatives Rethink current addressable markets and target further strategic expansion through innovative approaches Improve vertical market, channel and geographic access, expand technology and product offerings Take greater market share through product localization, new product development and advancements in automation Strengthen competencies and improve overall competitive position

© 2022 COLUMBUS McKINNON CORPORATION 8 Business Model Evolution Revenue Growth Rate EBITDA Margin CMCO FY22 With Conveying Solutions Platform Crane Solutions 46% Industrial Products 42% Engineered Products 12% Automation 13%Linear Motion 10% Lifting Solutions 61% Conveying Solutions 16% Automation 15% Lifting Solutions 73% Linear Motion 12% CMCO FY21 Recast for Growth Profile Growth strategy substantially advances underlying portfolio Evolving underlying portfolio to serve more attractive, high growth markets

© 2022 COLUMBUS McKINNON CORPORATION 9 Highly diverse end markets with varying industry cycles Increasing Presence in Secularly Driven Markets Conveying Solutions Serves Less Cyclical Industries General Industrial 23% Transportation 15% Material Handling 11% Energy & Utilities 9% Construction 7% Food, Beverage & Consumer Goods 6% Oil & Gas 5% Chemical & Paper Processing 5% Aerospace & Government 5% Elevator 3% E-Commerce 3% Life Sciences/Pharma 3% Forestry 3% Entertainment 2%

© 2022 COLUMBUS McKINNON CORPORATION 10 Global leader in intelligent motion solutions for material handling Columbus McKinnon Legacy Solutions Lifting, Linear Motion and Automation Solutions Standard Hoist & Rigging Products: #1 U.S. market position in hoists Lifting capacity from 1/8 ton to ~140 tons Reliable, high-quality products Engineered Crane Solutions: Large tonnage projects Compass™ configure, price and quote tool Automation integrated into lifting solutions Specialty Actuation Products: Demonstrated leadership and differentiated offering Serving a breadth of end markets from rail to warehousing to defense

© 2022 COLUMBUS McKINNON CORPORATION Conveying Solutions Advances Intelligent Motion Strategy Developing Leading Platform for Growth Scalable, high-growth platform to advance our Intelligent Motion Strategy 11 Specialty conveying provides growth platform: ~$4B TAM growing at 6% to 8% CAGR Higher margin profile Strong secular growth drivers: Supply chain automation Acceleration of e-commerce adoption Fragmented market provides target rich acquisition environment Acquired Garvey in December 2021 Complementary adjacencies: Sortation, asynchronous, vibration, etc.

Acquired Garvey Corporation December 1, 2021

Leader in accumulation technology complements Dorner's conveying solutions

Provides unique, patented technologies in the design, application, manufacturing and integration of accumulation systems

Industries highest quality products, deep technical expertise and experienced management team

Strong brand name recognition in pharmaceutical and food & beverage industries

Strong top-line growth and profitability

- TTM Revenue ~$30M at September 30, 2021
- 100% of revenue in North America
- ~80%+ sales in F&B and Pharma
- TTM Adjusted EBITDA ~$9M at September 30, 2021
- Expect $0.05 GAAP EPS accretion in fiscal 2023

Headquartered in Hammonton, New Jersey

GARVEY®

Products



Accumulators
46% of Revenue



Specialty Conveyors
30% of Revenue



Vial Loaders,
Lubrication Systems,
Gripper Elevators
24% of Revenue

Leading automation solutions company concentrated in F&B and pharma

CMCO

© 2022 COLUMBUS McKINNON CORPORATION

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Secular Growth Markets Provide Strong Tailwinds

New platform adds attractive vertical markets with enduring tailwinds

Food, Beverage & Consumer Goods



Custom designed sanitary and easy to clean conveyors engineered to the strictest USDA guidelines

~6% of FY22 sales*

Life Sciences / Pharma



Customizable designs built for precision, speed, and to FDA / industry standards for clean-room certifications

~3% of FY22 sales*

E-Commerce



Single piece picking, robotics integration to automate picking and sorting functions

~3% of FY22 sales*

Strong performance and market share gains within attractive verticals

© 2022 COLUMBUS McKINNON CORPORATION

* Percentage of total fiscal year 2022 sales, includes acquisitions.

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© 2022 COLUMBUS McKINNON CORPORATION 14 Improved customer experience, safety and productivity at the core of new product development Driving Organic Growth with New Products Delivering Innovation • Unique, beltless zone control for pallet and tray handling • Ideal for accumulation and automation assembly applications • Improved facility safety for large complex loads • Available in Compass™ configurator PRECISION PALLET SYSTEMTANDEM HOIST LINEAR ACTUATOR WITH INTELLI-MOTION™ • Provides enhanced control and position feedback capabilities • Reduces installation costs and the overall product footprint

© 2022 COLUMBUS McKINNON CORPORATION 15 Creating competitive advantages with pre-engineered automation solutions Driving Innovation Through Automation Intelli-Crane™ Solutions INTELLI-LIFT™ AUTO DETECTIONINTELLI-PROTECT™ SYSTEM INTELLI-CONNECT™+ MOBILE APP • Visible and audible warnings when off- center pick is detected • Auto-correction mode • Protection boundaries for improved facility safety • Full configuration to exact requirements • Provides critical crane and hoist status information • Reduces plan maintenance and ultimately increases uptime

Strong Track Record of Creating Value Through M&A


M&A Pipeline
Target Screen
Acquisition Committee Feedback
Outreach
Due Diligence
Decision
Programmatic M&A

Acquisitions

- **September 2015** – MAGNETEK: Acquisition of Magnetek, Inc. for ~$182M added automation capabilities
- **January 2017** – STAHL CraneSystems: Acquisition of STAHL CraneSystems from Konecranes for ~$218M strengthens leading global position in lifting solutions
- **April 2021** – DORNER: Acquisition of Dorner for $485M advances Intelligent Motion strategy and creates platform for scalable growth
- **December 2021** – GARVEY: Acquisition of Garvey for $74M expands conveying solutions platform

2015 | 2016 | 2017 | 2018 | 2019 | 2020 | 2021

Divestitures

- **December 2018** – Tire Shredder: Divestiture of Tire Shredder Business
- **February 2019** – STB Stahlhammer Bommern: Divestiture of Stahlhammer Bommern GmbH to Turbo Investment BV
- **February 2019** – CES Material Handling: Divestiture of Crane Equipment and Service, Inc.

Transforming Columbus McKinnon into a top-tier, higher growth, higher margin enterprise

© 2022 COLUMBUS McKINNON CORPORATION

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© 2022 COLUMBUS McKINNON CORPORATION 17 Driving towards $1 billion in annual revenue Strong Demand Across Markets NET SALES $186.2 $213.5 $223.6 $216.1 $253.4 Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 (1)Guidance provided on May 25, 2022. $649.6 $906.6 FY21 FY22 ($ in millions) Strong demand for intelligent motion material handling solutions across markets • Increased volume added $23.3 million over Q4 FY21 Acquisitions contribution to net sales: • Q1 FY22: $34.2 million • Q2 FY22: $33.5 million • Q3 FY22: $36.4 million • Q4 FY22: $40.5 million Expect Q1 FY23 net sales of approximately $220 million to $230 million(1)

© 2022 COLUMBUS McKINNON CORPORATION 18 Advancing strategy to drive profitable growth and realize long-term objectives Converting Revenue to Earnings ADJUSTED EBITDA MARGIN Adjusted EBITDA margin benefits from accretive acquisitions and strong demand 13.9% 16.0% 16.1% 14.2% 15.4% Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 • Q4 FY22 Adjusted EBITDA margin of 15.4% up 150 bps from prior year • 190 basis points contribution from acquisitions YTD Recent guidance (1) : • Run rate for amortization expense of $6.6 million at current FX rates • Q1 FY23 interest expense: ~$6.2 million • Q1 FY23 diluted shares outstanding: ~29 million • FY23 non-GAAP adjusted tax rate: 22% ADJUSTED EARNINGS PER SHARE $0.39 $(0.27) $0.53 $0.34 $0.41 $0.60 $0.69 $0.74 $0.60 $0.79 Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 EPS Adjustment See Supplemental Slides for definition of Adjusted earnings per share, Adjusted EBITDA and reconciliation from GAAP and other disclaimers regarding non-GAAP information. (1)Guidance on amortization expense, interest expense, number of diluted shares outstanding, and tax rate provided on May 25, 2022. $0.38 $1.04 $1.57 $2.83 FY21 FY22 11.9% 15.4% FY21 FY22

CMBS to Deliver Margin Expansion

80/20 Critical Business Tool

80/20 Embedded in CMBS

Product Line Simplification



INNOVATION
MARKET LED
CUSTOMER CENTRIC
CMCO BUSINESS SYSTEM
PEOPLE & VALUES
OPERATIONALLY EXCELLENT

Raving fans and priority account program

Customer list simplification

Business Segmentation, Zero Up

- Processes being embedded into "Core Competencies"
- Ownership, Accountability & Measurability
- Drive realization of synergies from Dorner acquisition

Focus Area: Product Line Simplification



Purchased parts
Reduced by 33% to ~270,000



Product SKUs
Down to ~26,500 from ~50,000 in 2019
Goal: 26,000

Simplify the Business:
Eliminate bleeders… focus on areas of growth

Created more than $45 million of incremental OI beginning in FY19… More opportunities to pursue

© 2022 COLUMBUS McKINNON CORPORATION

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© 2022 COLUMBUS McKINNON CORPORATION $67.2 $97.4 $86.6 $35.8 88% 127% 229% 45% FY19 FY20 FY21 FY22 20 Free Cash Flow (2) Cash Flow • Positive cash generation in Q4 FY22 reflects cash management efforts including improved inventory turns • FY22 includes cash outflow of $14.0 million for acquisition deal costs • FY22 CapEx at lower end of expected range; FY23 CapEx expected to be approximately $25 to $30 million (1) FCF in FY22 reflects working capital increase and $14 million of acquisition deal costs Note: Components may not add to totals due to rounding ($ in millions) Three Months Ended Year Ended 3/31/22 3/31/21 3/31/22 3/31/21 Net cash provided by operating activities $25.2 $26.9 $48.9 $98.9 CapEx (3.6) (6.4) (13.1) (12.3) Free cash flow (FCF) $21.6 $20.5 $35.8 $86.6 (1)Capital expenditure guidance provided May 25, 2022. (2)See Supplemental Slides for the definition of free cash flow, free cash flow conversion reconciliation from GAAP and other disclaimers regarding non-GAAP information. Free cash flow conversion(2)

© 2022 COLUMBUS McKINNON CORPORATION 21 Capital Structure Financial flexibility • ~$198 million of liquidity Pro-forma net debt leverage ratio of ~2.7x(1) • Net debt to net total capital: 33.9% Financed Dorner acquisition with $207 million of equity and $450 million Term Loan B Financed Garvey acquisition with $75 million incremental Term Loan B Strong cash flow and solid balance sheet supports strategy in all market conditions CAPITALIZATION March 31, 2022 March 31 2021 Cash and cash equivalents $ 115.4 $ 202.1 Total debt 511.2 249.0 Total net debt 395.8 46.8 Shareholders’ equity 772.8 530.1 Total capitalization $ 1,284.0 $ 779.1 Debt/total capitalization 39.8% 32.0% Net debt/net total capitalization 33.9% 8.1% (1)Pro-forma net debt leverage ratio is defined as Net Debt / TTM Adjusted EBITDA including acquisitions ($ in millions) Note: Components may not add to totals due to rounding

© 2022 COLUMBUS McKINNON CORPORATION 22 Continued Strength in Orders Record backlog of $309.1 million Orders and Backlog • 29% year-over-year increase driven by strong demand across all markets • Avg daily order rate up 13% compared with trailing quarter • Up 10% in both short-cycle and project businesses, sequentially • Precision conveyance backlog down 13% based on project timing Demand remains strong across full breadth of end markets ($ in millions) $208.8 $249.8 $238.3 $230.5 $269.8 1.12x 1.17x 1.07x 1.07x 1.06x Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Orders Book:Bill (1)Long-term backlog is expected to ship beyond three months $68.0 $107.3 $110.5 $116.3 $135.2 $103.7 $140.1 $145.1 $178.4 $173.9 $171.7 $247.4 $255.6 $294.7 $309.1 Q4 FY21 Q1 FY22 Q2 FY22 Q3 FY22 Q4 FY22 Long Term Backlog Short Term Backlog (1)

© 2022 COLUMBUS McKINNON CORPORATION 23 Creating a scalable business model with stronger earnings power Outlook and Perspective (1) Revenue guidance provided May 25, 2022 Q1 FY2023 outlook • Expect Q1 FY23 net sales of approximately of $220 million to $230 million(1), a mid-single digit organic growth rate year-over-year • Assumes FX headwind year-over-year at current rates ($8 million to $9 million) and production schedule that accommodates ERP implementation in Europe (~$10 million) Driving growth initiatives; seeing strong demand across all markets • Record Q4 bookings of nearly $270 million • Q1 FY23 order rates QTD in line with record levels in Q4 Focused on operational improvements, cost management and execution • Addressing customer requirements and macro challenges while advancing long-term objectives • Taking further action to address inflation and market uncertainty

© 2022 COLUMBUS McKINNON CORPORATION 24 Key Takeaways Transforming to a Top-tier, Secular Growth, Intelligent Motion Solutions Enterprise Growth strategy is underpinned by CMBS enabling scalability and operational excellence EVOLVED STRATEGY BLUEPRINT FOR GROWTH 2.0 DEFINES GROWTH FRAMEWORK COLUMBUS MCKINNON BUSINESS SYSTEM – CMBS – ENABLES SCALABILITY CONVEYING SOLUTIONS ADDS GROWTH CATALYST IN ATTRACTIVE MARKETS OPERATIONAL EXCELLENCE DRIVES STRONGER MARGIN PROFILE AS ECONOMY RECOVERS DEMONSTRATED PERFORMANCE WITH STRONG LEADERSHIP TEAM SIGNIFICANT CASH GENERATION THROUGHOUT BUSINESS CYCLES

© 2022 COLUMBUS McKINNON CORPORATION Investor Presentation May 2022 25 Gregory P. Rustowicz Senior Vice President Finance and Chief Financial Officer David J. Wilson President and Chief Executive Officer

© 2022 COLUMBUS McKINNON CORPORATION Supplemental Information 26

© 2022 COLUMBUS McKINNON CORPORATION 27 Advancing ESG priorities aligned with materiality assessment Launched Inaugural CSR Report Strategic Initiatives • Five-year plan – based on baselines, gap analysis & target setting • Tightly aligned with business strategy • Prioritized by impact, risk assessment and opportunity for value • Metrics and goals embedded in business functions ENVIRONMENTAL STEWARDSHIP CLIMATE CHANGE & ENERGY MANAGEMENT WASTE MANAGEMENT & RECYCLING SOCIAL RESPONSIBILITY EMPLOYEE HEALTH & SAFETY TALENT MANAGEMENT DEI PRODUCT QUALITY & INNOVATION PURPOSE, MISSION, VISION, VALUES COMMUNITY INVOLVEMENT CUSTOMER INTIMACY GOVERNANCE & ETHICS ETHICS & COMPLIANCE ENTERPRISE RISK MANAGEMENT BOARD GOVERNANCE

© 2022 COLUMBUS McKINNON CORPORATION 28 U.S. Capacity Utilization Eurozone Capacity Utilization Industrial Capacity Utilization Source: The Federal Reserve Board Source: European Commission 60% 65% 70% 75% 80% Manufacturing Total 79.2% (Manufacturing) 79.0% (Total) April 2022(1) 65% 67% 69% 71% 73% 75% 77% 79% 81% 83% 85% 82.6% Q2 2022 (1) April 2022 numbers are preliminary

© 2022 COLUMBUS McKINNON CORPORATION 29 ISM Production Index Source: Institute for Supply Chain Management 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 55.4% April 2022

Adjusted Net Income Reconciliation

($ in thousands, except per share data)	Quarter				
	Q4 FY21	Q1 FY22	Q2 FY22	Q3 FY22	Q4 FY22
GAAP net income (loss)	$ 9,585	$ (7,263)	$ 15,203	$ 9,894	$ 11,826
Add back (deduct):					
Amortization of intangibles	3,174	6,109	6,285	6,254	6,635
Cost of debt refinancing	—	14,803	—	—	—
Acquisition deal and integration costs	3,951	9,242	632	370	229
Acquisition inventory step-up expense	—	2,981	—	515	1,546
Business realignment costs	412	623	1,200	964	1,115
Product liability settlement	—	—	—	2,850	—
Acquisition amortization of backlog	—	—	—	450	1,650
Non-cash pension settlement expense	—	—	—	—	—
Factory closures	306	—	—	—	—
Insurance recovery legal costs	—	—	—	—	—
Gain on sale of building	—	—	—	—	—
Normalize tax rate to 22%[1]	(2,772)	(7,792)	(1,946)	(3,854)	(260)
Non-GAAP adjusted net income	$ 14,656	$ 18,703	$ 21,374	$ 17,443	$ 22,741
Average diluted shares outstanding	24,384	27,159	28,756	28,840	28,845
Diluted income (loss) per share – GAAP	$0.39	$(0.27)	$0.53	$0.34	$0.41
Diluted income per share – Non-GAAP	$0.60	$0.69	$0.74	$0.60	$0.79

[1]Applies normalized tax rate of 22% to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax.

Adjusted net income and diluted EPS are defined as GAAP net income/(loss) and diluted EPS as reported, adjusted for certain items, including amortization of intangible assets, and also adjusted for a normalized tax rate. Adjusted net income and diluted EPS are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted net income and diluted EPS, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income/(loss) and diluted EPS to the historical periods' net income/(loss) and diluted EPS, as well as facilitates a more meaningful comparison of the Company's net income/(loss) and diluted EPS to that of other companies. The Company believes that representing adjusted EPS provides a better understanding of its earnings power inclusive of adjusting for the non-cash amortization of intangible assets, reflecting the Company's strategy to grow through acquisitions as well as organically.

30

Adjusted Net Income Reconciliation

($ in thousands, except per share data)	Fiscal Year			
	FY 2019	FY 2020	FY 2021	FY 2022
GAAP net income	$ 42,577	$ 59,672	$ 9,106	$ 29,660
Add back (deduct):				
Amortization of intangibles	14,900	12,942	12,623	25,283
Cost of debt refinancing	—	—	—	14,803
Acquisition deal and integration costs	—	—	3,951	10,473
Acquisition inventory step-up expense	—	—	—	5,042
Business realignment costs	1,906	2,831	1,470	3,902
Product liability settlement	—	(382)	—	2,850
Acquisition amortization of backlog	—	—	—	2,100
Factory closures	1,473	4,709	3,778	—
Non-cash pension settlement expense	—	—	19,046	—
Insurance recovery legal costs	1,282	585	229	—
Gain on sale of building	—	—	(2,638)	—
Loss on sales of businesses	25,672	176	—	—
Normalize tax rate to 22%[(1)]	(11,268)	(4,080)	(9,708)	(13,852)
Non-GAAP adjusted net income	$ 76,542	$ 76,453	$ 37,857	$ 80,261
Average diluted shares outstanding	23,660	23,855	24,173	28,401
Diluted income per share – GAAP	$1.80	$2.50	$0.38	$1.04
Diluted income per share - Non-GAAP	$3.24	$3.20	$1.57	$2.83

[(1)]Applies normalized tax rate of 22% to GAAP pre-tax income and non-GAAP adjustments above, which are each pre-tax.

Adjusted net income and diluted EPS are defined as net income and diluted EPS as reported, adjusted for certain items, including amortization of intangible assets, and also adjusted for a normalized tax rate. Adjusted net income and diluted EPS are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted net income and diluted EPS, is important for investors and other readers of the Company's financial statements and assists in understanding the comparison of the current quarter's and current year's net income and diluted EPS to the historical periods' net income and diluted EPS, as well as facilitates a more meaningful comparison of the Company's net income and diluted EPS to that of other companies. The Company believes that representing adjusted EPS provides a better understanding of its earnings power inclusive of adjusting for the non-cash amortization of intangible assets, reflecting the Company's strategy to grow through acquisitions as well as organically.

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Adjusted EBITDA Reconciliation

($ in thousands)	Quarter					Fiscal Year		
	Q4 FY21	Q1 FY22	Q2 FY22	Q3 FY22	Q4 FY22	2020	2021	2022
GAAP net income (loss)	$ 9,585	$ (7,263)	$ 15,203	$ 9,894	$ 11,826	$ 59,672	$ 9,106	$ 29,660
Add back (deduct):								
Income tax expense (benefit)	1,362	(2,517)	4,083	1,066	6,154	17,484	970	8,786
Interest and debt expense	2,889	5,812	4,587	4,375	5,352	14,234	12,081	20,126
Investment (income) loss	(264)	(433)	(115)	(76)	578	(891)	(1,693)	(46)
Foreign currency exchange (gain) loss	(142)	94	441	512	527	(1,514)	941	1,574
Other (income) expense, net	769	250	(539)	(455)	(378)	839	20,850	(1,122)
Depreciation and amortization expense	6,950	10,467	10,502	10,276	10,679	29,126	28,153	41,924
Cost of debt refinancing	—	14,803	—	—	—	—	—	14,803
Acquisition deal and integration costs	3,951	9,242	632	370	229	—	3,951	10,473
Acquisition inventory step-up expense	—	2,981	—	515	1,546	—	—	5,042
Product liability settlement	—	—	—	2,850	—	—	—	2,850
Business realignment costs	412	623	1,200	964	1,115	2,831	1,470	3,902
Acquisition amortization of backlog	—	—	—	450	1,650	—	—	2,100
Factory closures	306	—	—	—	—	4,709	3,778	—
Insurance recovery legal costs	—	—	—	—	—	585	229	—
Loss on sales of businesses	—	—	—	—	—	176	—	—
Insurance settlement	—	—	—	—	—	(382)	—	—
Gain on sale of building	—	—	—	—	—	—	(2,638)	—
Non-GAAP adjusted EBITDA	$ 25,818	$ 34,059	$ 35,994	$ 30,741	$ 39,278	$ 126,869	$ 77,198	$ 140,072
Sales	$ 186,235	$ 213,464	$ 223,635	$ 216,088	$ 253,368	$ 809,162	$ 649,642	$ 906,555
Add back:								
Acquisition amortization of backlog	—	—	—	450	1,650	—	—	2,100
Non-GAAP sales	$ 186,235	$ 213,464	$ 223,635	$ 216,538	$ 255,018	$ 809,162	$ 649,642	$ 908,655
Net income (loss) margin – GAAP	5.1%	(3.4)%	6.8%	4.6%	4.7%	7.4%	1.4%	3.3%
Adjusted EBITDA margin – Non-GAAP	13.9%	16.0%	16.1%	14.2%	15.4%	15.7%	11.9%	15.4%

Adjusted EBITDA is defined as net income before interest expense, income taxes, depreciation, amortization, and other adjustments. Adjusted EBITDA is not a measure determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as adjusted EBITDA, is important for investors and other readers of the Company's financial statements.

32

© 2022 COLUMBUS McKINNON CORPORATION 33 Free Cash Flow & Free Cash Flow Conversion Reconciliation ($ in thousands) Fiscal Year FY 2019 FY 2020 FY 2021 FY 2022 Cash from operations $ 79,499 $ 106,795 $ 98,890 $ 48,881 Capital expenditures (12,288) (9,432) (12,300) (13,104) Free cash flow (FCF) $ 67,211 $ 97,363 $ 86,590 $ 35,777 Non-GAAP adjusted net income* 76,542 76,453 37,857 80,261 Free cash flow conversion 88% 127% 229% 45% Free cash flow is defined as cash from operations minus capital expenditures. Free cash flow conversion is defined as free cash flow divided by adjusted net income including amortization. Free cash flow and free cash flow conversion are not measures determined in accordance with generally accepted accounting principles in the United States, commonly known as GAAP, and may not be comparable with the measures as used by other companies. Nevertheless, Columbus McKinnon believes that providing non-GAAP information, such as free cash flow and free cash flow conversion, is important for investors and other readers of the Company’s financial statements and assists in understanding the comparison of the current quarter’s and current year’s cash flow to the historical periods’ cash flow, as well as facilitates a more meaningful comparison of the Company’s cash flow to that of other companies. *See slide 22 for reconciliation of non-GAAP adjusted net income to GAAP net income.

Global Enterprise

AMERICAS

~67% OF REVENUE



Buffalo, NY
Headquarters
Brighton, MI
Workstations
Milwaukee, WI
Power Control
Conveying Solutions
Hammonton, NJ
Conveying Solutions
Damascus, VA
Hoist
Wadesboro, NC
Hoist
Lexington, TN
Chain
Chattanooga, TN
Forging (2)
Charlotte, NC
Actuator
Mexico
Hoists
Conveying Solutions

EMEA

~28% OF REVENUE



Chester, UK
Hoist, Plate Clamps
Wuppertal and
Julich, DE
Hoist
Conveying Solutions
Kunzelsau, DE
Hoist
Kissing, DE
Actuator, Rail
Szekesfehervar,
Hungary
Textiles

APAC

~5% OF REVENUE



Hangzhou, CN
Hoist
Penang, Malaysia
Conveying Solutions

☆ Corporate Offices

■ Production Locations

Global organization with production facilities in the Americas, EMEA, and APAC

*Revenue for YTD FY22 as of 12/31/2021

© 2022 COLUMBUS McKINNON CORPORATION

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